DWS Small Cap Index VIP

Additional holdings of the securities of its regular brokers or dealers or of their parents that derive more than 15% of gross revenues from securities-related activities (item # 25)


Name of Regular Broker or Dealer of
Parent(issuer)
IRS number
Type of Security owned D=debt E=Equity
Value of any securities
owned at the end of current period ($000's omitted)



First Midwest Bancorp., Inc

Equity
192



First South Bancorp., Inc.

Equity
25



1st Source Corp

Equity
79



FirstMerit Corp

Equity
523



Flagstar Bancorp., Inc

Equity
8



Flushing Financial Corp

Equity
111



Forestar Group, Inc.*

Equity
261



Fox Chase Bancorp., Inc

Equity
15



GFI Group, Inc

Equity
98



German American Bancorp., Inc

Equity
57



Glacier Bancorp., Inc

Equity
256



Gladstone Capital Corp

Equity
53



Gladstone Investment Corp

Equity
30



Great Southern Bancorp., Inc

Equity
76



Guaranty Bancorp

Equity
22



Hallmark Financial Services, Inc.*

Equity
23



Hampton Roads Bankshares, Inc

Equity
10



Hancock Holding Co

Equity
399



Harleysville National Corp

Equity
89



Heartland Financial USA, Inc

Equity
62



Hercules Technology Growth Capital, Inc

Equity
121



Heritage Financial Corp

Equity
23



Heritage Financial Group

Equity
3



Hilltop Holdings, Inc.*

Equity
154



Home Bancshares, Inc

Equity
138



Home Bancorp., Inc

Equity
34



Home Federal Bancorp., Inc

Equity
72



IBERIABANK Corp.

Equity
339



Independent Bank Corp.-Massachusetts

Equity
146



International Assets Holding Corp

Equity
58



International Bancshares Corp

Equity
297



Investors Bancorp., Inc

Equity
173



JMP Group, Inc

Equity
46



KBW, Inc.*

Equity
294



K-Fed Bancorp

Equity
9



Kayne Anderson Energy Development Co

Equity
47



Kearny Financial Corp

Equity
58



SWS Group, Inc

Equity
96



Knight Capital Group, Inc

Equity
445



LaBranche & Co., Inc

Equity
55



Lakeland Bancorp., Inc

Equity
43



Lakeland Financial Corp

Equity
101



Legacy Bancorp., Inc.

Equity
22



MB Financial, Inc

Equity
325



MVC Capital, Inc.

Equity
86



Main Street Capital Corp.

Equity
39



MainSource Financial Group, Inc.

Equity
34



MarketAxess Holdings, Inc.

Equity
147



Mercer Insurance Group, Inc.

Equity
31



Merchants Bancshares, Inc

Equity
33



Meridian Interstate Bancorp., Inc

Equity
24



Metro Bancorp., Inc.*

Equity
19



MidSouth Bancorp., Inc

Equity
20



NBT Bancorp., Inc

Equity
233



NASB Financial, Inc

Equity
23



Nara Bancorp., Inc

Equity
122



National Bankshares, Inc.

Equity
63



National Penn Bancshares, Inc

Equity
241



NewAlliance Bancshares, Inc

Equity
399



Northeast Community Bancorp., Inc

Equity
11



Northfield Bancorp., Inc

Equity
84



Northrim BanCorp., Inc.

Equity
33



Northwest Bancshares, Inc

Equity
145



Norwood Financial Corp

Equity
15



OceanFirst Financial Corp

Equity
32



Ohio Valley Banc Corp.

Equity
27



Old National Bancorp

Equity
330



Old Point Financial Corp

Equity
8



Old Second Bancorp., Inc

Equity
28



Oppenheimer Holdings, Inc

Equity
104



optionsXpress Holdings, Inc

Equity
219



Oriental Financial Group, Inc

Equity
88



Oritani Financial Corp

Equity
51



Orrstown Financial Services, Inc

Equity
58



Pacific Capital Bancorp

Equity
16



Pacific Continental Corp

Equity
72



PacWest Bancorp

Equity
163



Park National Corp

Equity
193



Peapack-Gladstone Financial Corp

Equity
35



PennantPark Investment Corp

Equity
62



Penns Woods Bancorp., Inc

Equity
39



Penson Worldwide, Inc

Equity
62



Peoples Bancorp., Inc.

Equity
35



Peoples Financial Corp

Equity
22



Pinnacle Financial Partners, Inc.*

Equity
130



Piper Jaffray Companies, Inc

Equity
306



Porter Bancorp., Inc.

Equity
11



PremierWest Bancorp

Equity
10



PrivateBancorp., Inc

Equity
142



Prospect Capital Corp.

Equity
241



Prosperity Bancshares, Inc

Equity
591



Provident Financial Services, Inc

Equity
189



Provident New York Bancorp

Equity
98



Prudential Bancorp., Inc. of Pennsylvania

Equity
10



Pzena Investment Management, Inc

Equity
23



Renasant Corp

Equity
95



Republic Bancorp., Inc

Equity
68



Republic First Bancorp., Inc

Equity
9



Rockville Financial, Inc.

Equity
26



Roma Financial Corp

Equity
36



Ruth's Hospitality Group, Inc.*

Equity
15



S&T Bancorp., Inc

Equity
132



SCBT Financial Corp

Equity
115



SVB Financial Group

Equity
559



SWS Group, Inc.

Equity
96



S.Y. Bancorp., Inc

Equity
82



Sanders Morris Harris Group, Inc

Equity
34



Sandy Spring Bancorp., Inc

Equity
49



Santander BanCorp

Equity
11



Shore Bancshares, Inc

Equity
38



Sierra Bancorp.

Equity
19



Signature Bank

Equity
400



Simmons First National Corp

Equity
178



Smithtown Bancorp., Inc

Equity
29



South Financial Group, Inc

Equity
35



Southside Bancshares, Inc

Equity
85



Southwest Bancorp., Inc.

Equity
33



State Bancorp., Inc

Equity
33



StellarOne Corp

Equity
75



Sterling Bancshares, Inc

Equity
116



Sterling Bancorp

Equity
43



Sterling Financial Corp-washington

Equity
11



Stifel Financial Corp

Equity
559



Suffolk Bancorp

Equity
95



Sun Bancorp., Inc

Equity
17



Susquehanna Bancshares, Inc.

Equity
168



TICC Capital Corp

Equity
58



Territorial Bancorp., Inc

Equity
73



Teton Advisors, Inc.

Equity
1



Texas Capital Bancshares, Inc

Equity
167



Thomas Weisel Partners Group, Inc.

Equity
25



Tompkins Financial Corp

Equity
109



Tower Bancorp., Inc

Equity
25



TowneBank

Equity
62



Transcontinental Realty Investors, Inc

Equity
3



Triangle Capital Corp

Equity
30



TriCo Bancshares

Equity
76



TrustCo Bank Corp

Equity
159



Trustmark Corp

Equity
488



UMB Financial Corp

Equity
399



US Global Investors, Inc

Equity
52



Umpqua Holdings Corp

Equity
355



Union Bankshares Corp

Equity
55



United America Indemnity Ltd

Equity
97



United Community Banks, Inc

Equity
90



United Bankshares, Inc

Equity
229



United Financial Bancorp., Inc.

Equity
72



United Security Bancshares, Inc

Equity
33



Univest Corp. of Pennsylvania

Equity
75



ViewPoint Financial Group

Equity
49



Virtus Investment Partners, Inc

Equity
28



WSFS Financial Corp

Equity
56



Washington Banking Co

Equity
63



Washington Trust Bancorp., Inc.

Equity
71



Waterstone Financial, Inc

Equity
6



Webster Financial Corp

Equity
266



WesBanco, Inc.

Equity
95



West Bancorp.

Equity
27



Westamerica Bancorp

Equity
512



Westfield Financial, Inc

Equity
82



Westwood Holdings Group, Inc

Equity
67



Wilber Corp.

Equity
12



Wilshire Bancorp., Inc

Equity
52



Wintrust Financial Corp

Equity
218



Yadkin Valley Financial Corp

Equity
19



Assured Guaranty Ltd

Equity
841



Primus Guaranty Ltd

Equity
19



Enstar Group Ltd

Equity
163



Flagstone Reinsurance Holdings Ltd

Equity
142



Greenlight Capital Re Ltd

Equity
197



Maiden Holdings Ltd

Equity
121



Cowen Group, Inc

Equity
28